Exhibit 10.1

FIRST AMENDMENT TO LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LOAN DOCUMENTS (this “Agreement”) is effective as of February 3, 2026 (the “Effective Date”), by and among ORION GROUP HOLDINGS, INC., a Delaware corporation (“Borrower”), each of the Guarantors party hereto, each of the Lenders party hereto, and UMB BANK, N.A., as administrative agent (in such capacity, together with its successors and assigns, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Lenders and Administrative Agent entered into that certain Credit Agreement dated December 23, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), whereby Lenders agreed to make certain extensions of credit available to Borrower.  Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Credit Agreement.

WHEREAS, Borrower has requested Administrative Agent and Lenders amend the Loan Documents as more particularly specified herein; and

WHEREAS, Administrative Agent and Lenders have agreed to so amend, but only to the extent, in accordance with the terms, subject to the conditions, and in reliance upon the representations and warranties of this Agreement.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto hereby covenant and agree as follows:

Article I
AGREEMENTS
Section 1.1.Amendments to Credit Agreement.
(a)Definitions.

(i)The following definition of “First Amendment Effective Date” is hereby added to the Credit Agreement in appropriate alphabetical order as follows:

“First Amendment Effective Date” shall mean February 3, 2026.

(b)Investments in Duwamish-McAmis Joint Venture.  A new Section 6.06(k) is hereby added to Section 6.06 of the Credit Agreement as follows:

(k)Investments in that certain Duwamish-McAmis Joint Venture by and between Duwamish Services LLC, a Washington limited liability company, and J. E. McAmis, Inc., a California corporation; provided, that the aggregate amount of all such Investments at any time outstanding shall not exceed $200,000.

(c)Litigation.  Schedule 3.06 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.06 attached hereto.
(d)Subsidiaries and Ventures.  Schedule 3.19(a) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.19(a) attached hereto.

(e)Post-Closing Covenant.  Schedule 5.18 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 5.18 attached hereto.
(f)Existing Liens.  Schedule 6.02 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 6.02 attached hereto.
Section 1.2.Loan Documents.  The term “Loan Documents”, as defined in the Credit Agreement and as used in the Credit Agreement, the other Loan Documents and herein, shall be, and hereby is, modified to include this Agreement.  All references to the term “Loan Documents” contained in the Credit Agreement and the other Loan Documents are hereby modified and amended wherever necessary to reflect such modification of such term.
Article II
CONDITIONS
Section 2.1.Closing Conditions.  As conditions precedent to the closing of this Agreement, all of the following shall have been satisfied:
(a)Each party hereto shall have executed and delivered this Agreement to Administrative Agent;
(b)Borrower shall have paid all fees, costs and expenses due pursuant to the terms of Section 9.03 of the Credit Agreement in connection with this Agreement (including, without limitation, Administrative Agent’s reasonable attorneys’ fees and expenses); and
(c)Borrower and each other Obligated Party shall execute and deliver such other documents as may be necessary or as may reasonably be required, in the opinion of counsel to Administrative Agent, to effect the transactions contemplated hereby.
Article III
MISCELLANEOUS
Section 3.1.Binding Agreement.  This Agreement shall be binding upon, and shall inure to the benefit of, the parties’ respective successors and assigns.
Section 3.2.Ratification.  Except as otherwise expressly modified by this Agreement, all terms and provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.
Section 3.3.No Defenses.  Borrower and each other Obligated Party party hereto by its execution of this Agreement, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Administrative Agent or Lenders arising out of the Credit Extensions, the modification of the Credit Extensions effected hereby any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action may exist as of the Effective Date, whether known or unknown, such items are hereby waived by Borrower and each other Obligated Party party hereto.
Section 3.4.Further Assurances.  The parties hereto shall execute such other documents as may be necessary or as may be reasonably required, in the opinion of counsel to Administrative Agent, to effect the transactions contemplated hereby.  Borrower also agrees to provide to Administrative Agent such other documents and instruments as Administrative Agent reasonably may request in connection with the modification of the Credit Extensions effected hereby.

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Section 3.5.Non-Waiver of Events of Default.  Except as specifically provided herein, neither this Agreement nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Administrative Agent or Lenders to, any Default or Event of Default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Administrative Agent or Lenders of any of Borrower’s or any other Obligated Parties’ obligations under the Loan Documents, or (c) a waiver by Administrative Agent of any rights, offsets, claims, or other causes of action that Administrative Agent may have against Borrower or any other Obligated Party.
Section 3.6.Counterparts; Integration; Effectiveness; Electronic Execution.  Section 9.06 of the Credit Agreement is incorporated herein by reference as if fully set forth herein.
Section 3.7.Severability.  Section 9.07 of the Credit Agreement is incorporated herein by reference as if fully set forth herein.
Section 3.8.Governing Law; Jurisdiction; Etc.  Section 9.09 of the Credit Agreement is incorporated herein by reference as if fully set forth herein.
Section 3.9.Waiver of Jury Trial.  Section 9.10 of the Credit Agreement is incorporated herein by reference as if fully set forth herein.
Section 3.10.Entire Agreement.  This Agreement, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof.  This Agreement and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted.  Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.
Section 3.11.Representations and Warranties of Obligated Parties.  Borrower and each other Obligated Party party hereto hereby represents and warrants to Administrative Agent and Lenders that (a) such Obligated Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals execute, deliver and perform its obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such Obligated Party, (c) the execution, delivery and performance by such Obligated Party of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its Organizational Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation to which such Obligated Party is a party or affecting such Obligated Party or the properties of such Obligated Party or any of its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Obligated Party or any if its Subsidiaries or its property is subject, (iii) violate any Law in any material respect, or (iv) result in the creation or imposition of any Lien upon any of the revenues or assets of such Obligated Party, other than Permitted Liens, (d) this Agreement constitutes a legal, valid and binding obligation of such Obligated Party, enforceable against such Obligated Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity, and (e) as of the date hereof, no Default or Event of Default exists under any of the Loan Documents.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL CREDIT AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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IN WITNESS WHEREOF, this Agreement is executed effective as of the Effective Date by Borrower and Administrative Agent.

BORROWER:

ORION GROUP HOLDINGS, INC.,

a Delaware corporation

By: /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial

Officer and Treasurer

FIRST AMENDMENT TO LOAN DOCUMENTS (Orion Group Holdings, Inc.)

GUARANTORS:

ORION ADMINISTRATIVE SERVICES, INC.,

a Texas corporation

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

PREFERRED TOOL SERVICES, INC.,

a Texas corporation

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

ORION CORPORATE SERVICES, LLC,

a Texas limited liability company

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

ARTEMIS BUSINESS SOLUTIONS, LLC,

a Louisiana limited liability company

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

FIRST AMENDMENT TO LOAN DOCUMENTS (Orion Group Holdings, Inc.)

ORION INDUSTRIAL CONSTRUCTION, LLC,

a Louisiana limited liability company

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

ORION CONSTRUCTION, LLC,

a Texas limited liability company

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

ORION MARINE CONSTRUCTION, INC.,

a Florida corporation

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

SSL SOUTH, LLC,

a Florida limited liability company

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

ORION MARINE CONTRACTORS, INC.,

a Delaware corporation

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

FIRST AMENDMENT TO LOAN DOCUMENTS (Orion Group Holdings, Inc.)

ORION GOVERNMENT SERVICES, LLC,

a Washington limited liability company

By:  /s/ Alison G. Vasquez   Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

SCHNEIDER E&C COMPANY, INC.,

a Florida corporation

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

ORION CONCRETE CONSTRUCTION, LLC,

a Delaware limited liability company

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

TAS CONCRETE CONSTRUCTION, LLC,

a Delaware limited liability company

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

T.A.S. COMMERCIAL CONCRETE SOLUTIONS, LLC,

a Texas limited liability company

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

FIRST AMENDMENT TO LOAN DOCUMENTS (Orion Group Holdings, Inc.)

TONY BAGLIORE CONCRETE, INC.,

a Texas corporation

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

T.A.S. PROCO, LLC,

a Texas limited liability company

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

J. E. MCAMIS, INC.,

a California corporation

By:  /s/ Alison G. Vasquez

Name: Alison G. Vasquez

Title: Executive Vice President, Chief Financial Officer

and Treasurer

JEM MARINE LEASING, LLC,

a Washington limited liability company

By:  /s/ Alison G. Vasquez

Name:  Alison G. Vasquez

Title:  Executive Vice President, Chief Financial Officer

and Treasurer

FIRST AMENDMENT TO LOAN DOCUMENTS (Orion Group Holdings, Inc.)

ADMINISTRATIVE AGENT AND LENDER:

UMB BANK, N.A.,

a national banking association

By: /s/ Brandon Dinwiddie

Name:Brandon Dinwiddie

Title:Senior Vice President

FIRST AMENDMENT TO LOAN DOCUMENTS (Orion Group Holdings, Inc.)

LENDER:

BANK OZK

By: /s/ Devon Graham

Name:Devon Graham

Title:Senior Vice President

FIRST AMENDMENT TO LOAN DOCUMENTS (Orion Group Holdings, Inc.)